UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 16, 2023

cbdMD, INC.
(Exact name of registrant as specified in its charter)

North Carolina	001-38299	47-3414576
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8845 Red Oak Blvd, Charlotte, NC 28217
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (704) 445-3060

_______________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common	YCBD	NYSE American
8% Series A Cumulative Convertible Preferred Stock	YCBD PR A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 16, 2023, cbdMD, Inc. held its 2023 annual meeting of shareholders where three proposals were voted upon. The proposals are described in detail in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on January 4, 2023. Of the 60,682,262 shares of our common stock outstanding and entitled to vote at the annual meeting, 29,962,710.69 shares (or 49%), constituting a quorum, were represented in person or by proxy at the 2022 annual meeting. At the meeting all the proposals were approved and the final vote on the proposals was recorded as follows:

Proposal 1:	The following directors were elected at the 2023 annual meeting of shareholders to hold office until the 2024 annual meeting of shareholders or their earlier resignation, removal or death:

Directors	“For”	“Against”	Broker Non-Votes
Bakari Sellers	26,273,192	3,119,747	569,772
William F. Raines, III	26,321,975	3,070,914	569,772
Scott G. Stephen	26,195,800	3,197,089	569,772
Dr. Sibyl Swift	26,887,466	2,505,473	569,772

Proposal 2:	The appointment of Cherry Bekaert LLP as our independent registered public accounting firm was ratified, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
29,188,087	80,516	694,108

Proposal 3:
The amendment to our Articles of Incorporation, as amended, at the discretion of the board of directors, to effect a reverse stock split of our issued and outstanding shares of common stock, at a specific ratio, ranging from one-for-twenty (1:20) to one-for-fifty (1:50), at any time prior to the one-year anniversary date of the annual meeting, with the exact ratio to be determined by the board was approved, based upon the following final tabulation of votes:

“For”	“Against”	“Abstain”
26,518,758	3,437,896	6,057

Item 8.01 Other Events.

On February 17, 2023 following the adjournment of the 2023 annual meeting of our shareholders, our board of directors appointed Scott Stephen as Chairman of the Board, Kevin MacDermott as President and T. Ronan Kennedy as Chief Financial Officer, Chief Operating Officer, Secretary and Treasurer. The board of directors made the following board committee appointments:

Audit Committee:	William F. Raines, III, Chairman Bakari Sellers Scott G. Stephen

Compensation, Corporate Governance and Nominating Committee:	Bakari Sellers, Chairman William F. Raines, III Scott G. Stephen

Board members shall receive fees consistent with fees paid for the prior year as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on January 4, 2023 and our independent chairman shall receive an additional $22,500 for serving as chairman of the board of directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

cbdMD, Inc.

Date: February 22, 2023	By:	/s/ T. Ronan Kennedy
T. Ronan Kennedy, Chief Financial Officer